Pacer CSOP FTSE China A50 ETF
Schedule of Investments
January 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.7%
Agriculture - 1.1%
Muyuan Foods Co. Ltd.	10,662	$91,439

Auto Manufacturers - 3.9%
BYD Co. Ltd. - Class A	5,845	208,260
Great Wall Motor Co. Ltd. - Class A	7,000	43,944
SAIC Motor Corp. Ltd.	20,500	60,096
		312,300
Banks - 23.1%
Agricultural Bank of China Ltd. - Class A	290,200	134,948
Bank of China Ltd. - Class A	159,700	77,525
Bank of Communications Co. Ltd. - Class A	151,700	112,964
China Construction Bank Corp. - Class A	68,200	64,178
China Merchants Bank Co. Ltd. - Class A	89,100	688,825
Industrial & Commercial Bank of China Ltd. - Class A	163,400	119,623
Industrial Bank Co. Ltd.	105,000	344,427
Ping An Bank Co. Ltd.	61,700	153,442
Shanghai Pudong Development Bank Co. Ltd.	109,000	144,013
		1,839,945
Beverages - 22.1%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	3,300	81,057
Kweichow Moutai Co. Ltd.	3,300	978,281
Luzhou Laojiao Co. Ltd.	5,045	171,441
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,683	115,976
Wuliangye Yibin Co. Ltd.	13,300	414,502
		1,761,257
Chemicals - 1.9%
Wanhua Chemical Group Co. Ltd.	10,712	152,046

Coal - 0.7%
China Shenhua Energy Co. Ltd. - Class A	15,000	53,116

Commercial Services - 0.2%
Beijing-Shanghai High Speed Railway Co. Ltd.	19,680	15,613

Diversified Financial Services - 3.1%
CITIC Securities Co. Ltd. - Class A	63,800	246,566

Electric - 1.3%
China Yangtze Power Co. Ltd.	31,000	106,753

Electrical Components & Equipment - 6.5%
Contemporary Amperex Technology Co. Ltd.	4,900	456,179
Eve Energy Co Ltd.	4,000	58,611
		514,790
Electronics - 2.0%
Foxconn Industrial Internet Co. Ltd.	8,500	14,836
Luxshare Precision Industry Co. Ltd.	19,829	145,353
		160,189
Energy-Alternate Sources - 2.8%
LONGi Green Energy Technology Co. Ltd.	20,643	227,369

Food - 3.7%
Foshan Haitian Flavouring & Food Co. Ltd.	3,170	48,038
Inner Mongolia Yili Industrial Group Co. Ltd.	37,800	226,075
Yihai Kerry Arawana Holdings Co. Ltd.	2,700	24,190
		298,303
Healthcare-Products - 1.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	1,900	96,496

Healthcare-Services - 1.2%
Aier Eye Hospital Group Co. Ltd.	12,274	62,225
WuXi AppTec Co. Ltd. - Class A	1,896	31,216
		93,441
Home Furnishings - 1.7%
Gree Electric Appliances, Inc. of Zhuhai	12,500	74,289
Haier Smart Home Co Ltd. - Class A	13,400	58,207
		132,496
Insurance - 8.5%
China Life Insurance Co. Ltd. - Class A	11,000	47,627
China Pacific Insurance Group Co. Ltd. - Class A	20,700	85,397
Ping An Insurance Group Co. of China Ltd. - Class A	69,800	547,952
		680,976
Internet - 2.7%
East Money Information Co. Ltd.	43,806	215,818

Mining - 1.7%
Zijin Mining Group Co. Ltd. - Class A	88,600	135,850

Oil & Gas - 1.1%
China Petroleum & Chemical Corp. - Class A	72,400	47,657
PetroChina Co. Ltd. - Class A	52,800	41,641
		89,298
Pharmaceuticals - 3.3%
Chongqing Zhifei Biological Products Co. Ltd.	2,600	43,142
Jiangsu Hengrui Medicine Co. Ltd.	22,300	143,462
Zhangzhou Pientzehuang Pharmaceutical Co Ltd.	1,300	72,959
		259,563
Real Estate - 2.0%
China Vanke Co. Ltd. - Class A	49,000	156,499

Retail - 2.4%
China Tourism Group Duty Free Corp. Ltd.	5,900	191,459

Transportation - 1.5%
COSCO SHIPPING Holdings Co. Ltd. - Class A (a)	24,700	62,552
SF Holding Co. Ltd.	5,500	54,738
		117,290
TOTAL COMMON STOCKS (Cost $6,966,348)		7,948,872

RIGHTS - 0.0% (c)
CITIC Securities Co. Ltd. (a)(b)	9,570	2,294
LONGI Green Energy Technology Co. Ltd. (a)(b)	267	–
TOTAL RIGHTS (Cost $13,205)		2,294

	Principal Amount
SHORT-TERM INVESTMENTS - 0.0% (c)
Money Market Deposit Accounts - 0.0% (c)
U.S. Bank Money Market Deposit Account, 0.003% (d)	$2,302	$2,302
TOTAL SHORT-TERM INVESTMENTS (Cost $2,302)		2,302

Total Investments (Cost $6,981,855) - 99.7%		7,953,468
Other Assets in Excess of Liabilities - 0.3%		23,201
TOTAL NET ASSETS - 100.0%		$7,976,669

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Value determined using significant unobservable inputs.
(c)	Less than 0.05%.
(d)	The rate shown is as of January 31, 2022.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 7,948,872	$ -	$ -	$ -	$ 7,948,872
Rights	-	-	2,294	-	2,294
Short-Term Investments	2,302	-	-	-	2,302
Total Investments in Securities	$ 7,951,174	$ -	$ 2,294	$ -	$ 7,953,468	–
^ See Schedule of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balance as of 04/30/2021	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/2022
Rights	$-	$-	$(10,912)	$-	$-	$13,206	$-	$-	$2,294

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
	Fair Value as of 01/31/2022	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input*
Right	$2,294	Subscription Price & Details	Stale Data	1.53 CNY
Right	0	Did Not Exercise	Stale Data	0.00 CNY

*Table presents information for two securites, CITIC Securities Co. Ltd. right has been valued between 1.5225-1.6905 CNY per share throughout the period, while LONGI Green Energy Technology Co. Ltd. right has been valued at 0.00 CNY per share throughout the period.

For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.